INDEMNIFICATION AGREEMENT
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     INDEMNIFICATION  AGREEMENT  (the  "Agreement")  made  this  ______ day of
______________, 19__, between AGRIBRANDS INTERNATIONAL, INC., a Missouri corporation (the "Company") and ("Officer").

     WHEREAS, Officer is a Corporate Officer of the Company, and in such capacity is performing a valuable service for Company; and

     WHEREAS, the Company's Restated Articles of Incorporation (the "Articles") permit the indemnification of directors, officers, employees and certain agents of the Company, and indemnification is also authorized by
Section 351.355 of the Missouri Revised Statutes 1978, as amended to date (the "Indemnification Statute"); and

     WHEREAS, the Articles and the Indemnification Statute permit full indemnification of officers absent knowingly fraudulent, deliberately dishonest or willful misconduct; and

     WHEREAS, in order to induce Officer to continue to serve as a Corporate Officer of the Company, Company has determined and agreed to enter into this contract with Officer;

     NOW THEREFORE, in consideration of Officer's continued service as a Corporate Officer after the date hereof, the Company and Officer agree as follows:

     1.      Indemnity of Officer.  Company hereby agrees to hold harmless and
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indemnify Officer to the full extent authorized or permitted by the provisions of the Indemnification Statute, or by any amendment thereof, or any other statutory provisions authorizing or permitting such indemnification which is adopted after the date hereof.

     2.          Additional  Indemnity. Subject to the exclusions set forth in
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Section  3  hereof,  Company  further  agrees  to  hold harmless and indemnify
Officer against any and all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement, actually and reasonably incurred by Officer in connection with any threatened, pending or completed action, claim, suit or proceeding, whether civil, criminal, administrative or investigative (including an action by or in the right of the Company) to which Officer is, was or at any time becomes a party, or is threatened to be made a party, by reason of the fact that Officer is, was or at any time whether before or after the date of this Agreement) becomes a director, officer, employee or agent of the Company, or is or was serving or at any time serves at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.


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3.      Limitations on Additional Indemnity.No indemnity pursuant to Section 2
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hereof  shall  be  paid  by  Company:

     (a) Except to the extent the aggregate of losses to be indemnified thereunder exceeds the amount of such losses for which the Officer is indemnified pursuant to Section 1 hereof or pursuant to any insurance policies or other comparable policies purchased and maintained by the Company;

     (b) In respect to remuneration paid to Officer if it shall be finally judicially adjudged that such remuneration was in violation of law;

     (c) On account of any suit for an accounting of profits made from the purchase or sale by Officer of securities of the Company pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended or similar provisions of any state or local statutory law;

     (d) On account of Officer's conduct which is finally judicially adjudged to have been knowingly fraudulent, deliberately dishonest or willful misconduct;

     (e) If a final decision by a Court having jurisdiction in the matter (all appeals having been denied or none having been taken) shall determine that such indemnification is not lawful.

     4.          Continuation of Indemnity.  All agreements and obligations of
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Company  contained  herein  shall  continue  during  the  period  Officer is a
Corporate Officer of Company and shall continue thereafter so long as Officer shall be subject to any possible claim or threatened, pending or completed action or claim, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that Officer was a Corporate Officer of the Company or was serving in any other capacity referred to herein.

     5.          Notification and Defense of Claim.  Promptly after receipt by
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Officer of notice of the commencement of any action, claim, suit or proceeding against her by reason of her status as a director, officer, employee or agent, Officer will notify Company of the commencement thereof; provided, however, that the omission to so notify Company will not relieve Company from any liability which it may have to Officer under this Agreement unless and to the extent that Company's rights are prejudiced by such failure. With respect to any such action, claim, suit or proceeding as to which Officer notifies Company of the commencement thereof:

     (a) Company will be entitled to participate therein at its own expense; and,


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(b)        Except as otherwise provided below, to the extent that it may wish,
Company jointly with any other party will be entitled to assume the defense thereof, with counsel satisfactory to Officer. After notice from Company to Officer of its election to so assume the defense thereof, Company will not be liable to Officer under this Agreement for any legal or other expenses subsequently incurred by Officer in connection with the defense thereof unless Officer shall have reasonably concluded that there may be a conflict of interest between Company and Officer in the conduct of the defense of such action, in which case, Company shall not be entitled to assume the defense of any action, claim, suit or proceeding brought by or on behalf of Company;

     (c) Company shall not be liable to indemnify Officer under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent. Company shall not settle any action or claim in any manner which would impose any penalty or limitation on Officer without Officers written consent. Neither Company nor Officer will unreasonably withhold their consent to any proposed settlement.

     6.          Advancement  and  Repayment  of  Expenses.
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     (a)     To the extent that the Company assumes the defense of any action, claim, suit or proceeding against Officer, Officer agrees that she will reimburse Company for all reasonable expenses paid by Company in defending any civil or criminal action, claim, suit or proceeding against Officer in the event and only to the extent that it shall be ultimately judicially determined that Officer is not entitled to be indemnified by Company for such expenses under the provisions of the Indemnification Statute, the Articles, this Agreement or otherwise.

     (b) To the extent that the Company does not assume the defense of any action, claim, suit or proceeding against Officer, Company shall advance to Officer all reasonable expenses, including all reasonable attorneys' fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with defending, preparing to defend or investigating any civil or criminal action, suit or proceeding, within twenty days after the receipt by Company of a statement or statements from Officer requesting such advance or advances, whether prior to or after final disposition of such action, suit or proceeding. Such statement or statements shall reasonably evidence the expenses incurred by Officer and shall include or be preceded or accompanied by an undertaking by or on behalf of Officer to repay all of such expenses advanced if it shall be ultimately judicially determined that Officer is not entitled to be indemnified against such expenses. Any advances and undertakings to repay pursuant to this paragraph shall be unsecured and interest free.


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7.          Enforcement.
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     (a)        Company expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on Company hereby in order to induce Officer to continue to serve as a Corporate Officer of Company, and acknowledges that Officer is relying upon this Agreement in continuing in such capacity.

     (b) In the event Officer is required to bring any action to enforce rights or to collect moneys due under this Agreement and is successful in such action, Company shall reimburse Officer for all of Officer's reasonable fees and expenses in bringing and pursuing such action.

     8.          Separability.   Each of the provisions of this Agreement is a
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separate  and distinct agreement and independent of the others, so that if any provision hereof shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof.

     9.          Governing  Law;  Binding  Effect;  Amendment and Termination.
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     (a)        This Agreement shall be interpreted and enforced in accordance with  the  laws  of  the  State  of  Missouri.

     (b) This Agreement shall be binding upon Officer and upon Company, its successors and assigns, and shall inure to the benefit of Officer, his or her heirs, personal representatives and assigns, and to the benefit of Company, its successors and assigns.

     (c) No amendment, modification, termination or cancellation of this Agreement shall be effective unless signed in writing by both parties hereto.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.

                              AGRIBRANDS  INTERNATIONAL,  INC.


                                        By:_____________________________

                                        OFFICER


                                        By:_____________________________